UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
INTERACTIVE BROKERS GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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MR ANDREW SAMPLE
1234 AMERICA DRIVE
ANYWHERE, IL 60661

IMPORTANT ANNUAL STOCKHOLDERS' MEETING
INFORMATION—YOUR VOTE COUNTS!

Stockholder Meeting Notice	123456	C0123456789	12345

Important Notice Regarding the Availability of Proxy Materials for the
Interactive Brokers Group, Inc. Stockholder Meeting to be Held on July 8, 2008

Under new Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at:

www.envisionreports.com/IBKR

[GRAPHIC]	Easy Online Access—A Convenient Way to View Proxy Materials and Vote
When you go online to view materials, you can also vote your shares.
Step 1: Go to www.envisionreports.com/IBKR to view the materials.
 Step 2: Click on Cast Your Vote or Request Materials.
 Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

[GRAPHIC]	Obtaining a Copy of the Proxy Materials—If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before June 30, 2008 to facilitate timely delivery.

Stockholder Meeting Notice

Interactive Brokers Group, Inc.'s Annual Meeting of Shareholders will be held on July 8, 2008 at l'escale 500 Steamboat Road, Greenwich, CT 06830, at 9:30 a.m. Eastern Standard Time.
Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.
The Board of Directors recommends that you vote FOR the following proposals:
1.	Election of Directors 01 - Thomas Peterffy 02 - Earl H. Nemser 03 - Paul J. Brody 04 - Milan Galik 05 - Lawrence E. Harris 06 - Hans R. Stoll 07 - Ivers W. Riley
2.	Approval of the 2007 Stock Incentive Plan.
3.	Ratification of Appointment of Independent Registered Public Accounting Firm (Deloitte & Touche LLP).

PLEASE NOTE—YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

[GRAPHIC]	Here's how to order a copy of the proxy materials and select a future delivery preference:
Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.
PLEASE NOTE: You must use the numbers in the shaded bar on the reverse side when requesting a set of proxy materials.
->
Internet—Go to www.envisionreports.com/IBKR. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.
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Telephone—Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.
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Email—Send email to investorvote@computershare.com with "Proxy Materials Interactive Brokers Group, Inc." in the subject line. Include in the message your full name and address, plus the three numbers located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.
To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by June 30, 2008.

INTERACTIVE BROKERS GROUP INC ** IMPORTANT NOTICE ** Regarding the Availability of Proxy Material	Shareholder Meeting to be held on July 8, 2008
You are receiving this communication because you hold shares in the above company, and the material you should review before you cast your vote is now available.	Proxy Material Available 1 Annual Report 2 Notice & Proxy Statement

This communication presents only an overview of the more complete proxy material that is available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy material before voting.

PROXY MATERIAL - VIEW OR RECEIVE
BROKER LOGO HERE Return Address Line 1 Return Address Line 2 Return Address Line 3 51 MERCEDES WAY EDGEWOOD NY 1171	You can choose to view the material online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before June 25, 2008	B A R C O D E

HOW TO VIEW MATERIAL VIA THE INTERNET
Have the 12 Digit Control Number(s) available and visit: www.proxyvote.com
HOW TO REQUEST A COPY OF MATERIAL
Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 [GRAPHIC]	1 of 2 12 15 [GRAPHIC]	1) BY INTERNET - www.proxyvote.com
2)    BY TELEPHONE        - 1-800-579-1639
3)    BY E-MAIL*                - sendmaterial@proxyvote.com

*If requesting material by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote	Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence #

Meeting Information	How To Vote
Meeting Type: Annual Meeting	[GRAPHIC]	Vote In Person
Meeting Date: July 08, 2008 Meeting Time: 9:30 AM EDT For holders as of: May 16, 2008		Should you choose to vote these shares in person at the meeting you must request a "legal proxy". To request a legal proxy please follow the instructions at www.proxyvote.com or request a paper copy of the material. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting material for any special requirements for meeting attendance.

Meeting Location:	[GRAPHIC]	Vote By Internet
I'escale 500 Steamboat Road Greenwich, CT 06830		To vote now by Internet, go to WWW.PROXYVOTE.COM. Please refer to the proposals and follow the instructions.

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Voting items
The Board of Directors recommends that you vote "For" the following.					[GRAPHIC]
1.	Election of Directors Nominees
01	Thomas Peterffy	02 Earl H. Nemser	03 Paul J. Brody	04 Milan Galik	05 Lawrence E. Harris
06	Hans R. Stoll	07 Ivers W. Riley
The Board of Directors recommends you vote FOR the following proposal(s).
2	Approval of the 2007 Stock Incentive Plan
3	Ratification of appointment of independent registered public accounting firm of Deloitte & Touche LLP

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.					B A R C O D E
[GRAPHIC]

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Reserved for Broadridge Internal Control Information

Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE
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